UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2016

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 16, 2016 Xenith Bank (“Xenith”), a wholly-owned subsidiary of Xenith Bankshares, Inc. (the “Company”), entered into a definitive asset purchase agreement (the “Agreement”) with Gateway Bank Mortgage, Inc., a wholly-owned subsidiary of Xenith (“GBMI”), and Cornerstone Home Lending, Inc. (“CHL”). Pursuant to the terms of the Agreement and subject to the conditions therein, Xenith will sell certain assets of GBMI to CHL and transition GBMI’s operations, which include originating, closing, funding and selling first lien residential mortgage loans, to CHL.

Pursuant to the terms of the Agreement and subject to the conditions therein, CHL will pay the Company $86,657.18 in exchange for certain assets of GBMI, including certain furniture and equipment, the rights to certain real property leases and certain other assets necessary to the operations of the business of GBMI.

The consummation of the transaction contemplated by the Agreement is subject to customary conditions to closing, including the accuracy of customary representations and warranties of Xenith, GBMI and CHL.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On September 16, 2016, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 16, 2016, by and among Xenith Bank, Gateway Bank Mortgage, Inc. and Cornerstone Home Lending, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.)

99.1	Press Release, dated September 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENITH BANKSHARES, INC.

Date: September 19, 2016	By:	/s/ Thomas W. Osgood
	Name:	Thomas W. Osgood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 16, 2016, by and among Xenith Bank, Gateway Bank Mortgage, Inc. and Cornerstone Home Lending, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.)

99.1	Press Release, dated September 16, 2016